Defined Asset Funds®

Fundamental Research
2001 Series
J

Baby Boom Economy Portfolios℠

*Capitalize on the potential of **demographic** trends, innovative **technology** and progressing **globalization**…*

DEMOGRAPHICS
TECHNOLOGY
GLOBALIZATION
DEMOGRAPHICS
TECHNOLOGY

Merrill Lynch

At Defined Asset Funds®, we believe that the market trends created by Baby Boomers and developments in technology and globalization, will continue at an accelerating pace — well into the twenty-first century. We have designed investments that seek to capitalize on these opportunities...

Baby Boom Economy Portfolios℠

The baby boom was one of the most significant social and economic phenomenons of the twentieth century.

This demographic group has set popular trends, shaped new ideas and driven economies — creating market trends and investment opportunities for people of all generations around the world. Beyond demographics, there are two other major economic forces that we think will influence the economy over the next decade.

▪

The technology revolution is clearly in progress with great force; many believe it is still in its infancy.

▪

Global economic integration, or "globalization," has been under way for several decades.

Millions
4.00
3.50
3.00
2.50
NUMBER OF BABIES BORN IN THE U.S. ANNUALLY
BABY BOOM 1946-1964 (76 MILLION)
WWII ends in 1945
Gerber baby food sales double
Elementary school construction soars
A
B C
Introduction of birth control pill
1940
1950
1960

Baby Boomers Influence on the Economy

Baby Boomers, the generation born between 1946 and 1964 and their children (the "Echo-Boomers"), have shaped the American economy we know today. Their sheer numbers, savings, spending and lifestyle models have had an enormous effect on the world economy.

Studies of Baby Boomers have shown a significant correlation between the growth of certain industries and the needs of Baby Boomers and their children. We believe that over the next decade, economic globalization and advances in technology, together with the spending and savings patterns of these demographic groups, are likely to have important effects on the following industries: Financial Services, Medical, Technology, Telecommunications and Consumer Products as related to leisure, travel and entertainment.

Demographics

Whether it was baby food in the 1950's, school construction in the 1960's or real estate in the 1980's, the wants and needs of the baby boom generation have had a substantial impact on our economy. As the Baby Boomers move through their peak earning and saving years (and the "Echo-Boomers" enter their teens and early 20's), they should continue to affect our economy in profound ways.

Defined Asset Funds — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

BABY ECHO 1977-1995
(64 MILLION)
10,000
Dow Jones Industrial Average reaches 10,000
10 %
Double-digit inflation
Decoding of Human Genome achieved
Real estate prices surge
SOLD
Internet in 25% of all U.S. households
BABY BUST 1965-1976
(41 MILLION)

Technology

The digital communications revolution, still in its infancy, is taking hold with new technologies penetrating the market faster than ever before. The rapid evolution of wireless communications, broadband and e-Commerce technologies has led to increased spending for products and services worldwide, and we believe the prospects for this sector will continue.

Globalization

Trade barriers are coming down around the world, giving investors access to previously restricted markets. This is creating an array of investment opportunities.

The Portfolios

Our two Baby Boom Economy Portfolios seek total return through capital appreciation, or a mixture of capital appreciation and current income. The Growth Portfolio invests in 62 common stocks and the Growth and Income Portfolio invests in 62 common stocks and a portfolio of high-quality bonds, each for about one year. At the end of that time, you can choose to redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

Our Portfolio Consultants

Wall Street veterans William Sterling and Stephen Waite, authors of the book "Boomernomics," are authorities on the trends of baby boomers. Sterling and Waite, together with Trilogy Advisors, Inc., selected securities for these Portfolios, which they believe are likely to benefit from future baby boomer trends.

1970 *1980* *1990* *2000*

A D E F I N E D P O R T F O L I O

Company	Country	Company	Country
ImClone Systems, Inc.*	United States	i2 Technologies, Inc.*	United States
This biopharmaceutical company develops interventional therapeutics, cancer vaccines and blood cell growth factors for the treatment of cancer and related disorders.		i2 Technologies is a global provider of intelligent e-Business solutions, which help enterprises optimize business processes both internally and among trading partners.
Immunex Corporation*	United States	JDS Uniphase Corporation*	United States
Immunex's products, sold worldwide, are used to treat human diseases, including cancer, infectious diseases and immunological disorders.		This company's products include semiconductor lasers, high-speed external modulators and transmitters.
MedImmune, Inc.*	United States	Juniper Networks, Inc.*	United States
This company develops and markets products for infectious diseases, transplantation medicine, autoimmune diseases and cancer.		This company provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers.
Millennium Pharmaceuticals, Inc,*	United States	Keyence Corporation†	Japan
Millennium Pharmaceuticals is a drug discovery and development company that incorporates scientific and technological capabilities and methods to develop drugs and predictive medicine products and services.		This company develops, manufactures and sells factory automation sensors, optical electronic equipment and high technology hobby products.
Pfizer, Inc.	United States	Microsoft Corporation*	United States
This research-based global pharmaceutical company discovers, develops, manufactures and markets medicines for humans and animals.		Microsoft develops, manufactures, licenses, sells and supports software products. It also develops the MSN network of Internet products and services.
Pharmacia Corporation	United States	Network Appliance, Inc.*	United States
Pharmacia researches, manufactures and sells pharmaceuticals worldwide.		Providing network storage and data access solutions, this company's network file servers and Web caching solutions deliver fast access.
Phonak Holding AG†	Switzerland	PMC-Sierra, Inc.*	United States
This company designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communication systems worldwide.		PMC-Sierra designs, develops, markets and supports semiconductor-networking solutions. Its products are used in high-speed transmission and networking systems.
Sepracor, Inc.*	United States	Rational Software Corporation*	United States
Sepracor develops and commercializes potentially improved versions of widely prescribed drugs. Its improved chemical entities (ICE) pharmaceuticals are being developed as proprietary versions of these drugs.		This company's products and services help organizations develop and deploy Web, e-Business, enterprise-wide, technical and embedded software. Rational Software Corporation has offices throughout the world.
MultiMedia
Viacom, Inc.—Class B*	United States	SmartForce Public Limited Company*	United States
Viacom is a world-wide entertainment and publishing company. Its operations include Blockbuster video and music, MTV and Showtime Networks, Paramount Pictures and Television, Simon & Schuster publishers, and television stations and movie screens in various countries.		Serving businesses and individuals, SmartForce provides an electronic learning solution, which enables users to access and participate in integrated learning events via the Internet.
Technology
Ariba, Inc.*	United States	VERITAS Software Corporation*	United States
This company provides intranet- and Internet-based business-to-business electronic commerce solutions for information technology and telecommunications equipment, professional services, facilities and office equipment.		One of the world's leading makers of storage management software, VERITAS' products guard against loss of data after crashes and errors, speed information recovery after failures and track data location in a global corporate computer network.
Broadcom Corporation*	United States	Xilinx, Inc.*	United States
Broadcom's integrated silicon solutions enable broadband digital data transmission of voice, data and video contents to homes and businesses.		This company designs, develops and markets complete programmable logic solutions, including advanced integrated circuits, software design tools and field engineering support.
Telecommunications
Brocade Communications Systems, Inc.*	United States	COLT Telecom Group PLC*†	United Kingdom
This company enables customers to manage growth of their data storage requirements, improve their data transfer performance and increase the size of their storage area networks.		COLT Telecom Group provides local telecommunications services in various locations throughout Germany, Switzerland, Amsterdam, France and the U.K.
Cisco Systems, Inc.*	United States	Nortel Networks Corporation†	Canada
Cisco Systems' products include routers, LAN switches, frame relay/ATM and remote access concentrators, which are used by utilities, corporations, universities, governments and small- to medium-size businesses worldwide.		Providing telephony, data, wireless and wireline products and services for the Internet, Nortel Networks serves customers worldwide.
Digex, Inc.*	United States	Yodafone Group PLC†	United Kingdom
Digex offers Web site hosting services to businesses and organizations by providing computer hardware, software, network technology and systems management.		This company provides mobile telecommunications servlces throughout the world.
EMC Corporation*	United States
EMC's products store, retrieve, manage, protect and share information from all major computIng environments and are used around the world.		* This stock currently does not pay dividends. † This issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

A D E F I N E D P O R T F O L I O

Company	Country	Company	Country
Advertising
Omnicom Group, Inc.	United States	The Goldman Sachs Group, Inc.	United States
Omnicom is the world's largest advertising and marketing services company. This holding company owns three of the top ten global advertising agencies.		This global firm specializes in investment banking, trading and principal investments, asset management and securities services for corporations, financial institutions, governments and high-net worth individuals.
Communications
Charter Communications, Inc.*	United States	J.P. Morgan Chase & Company	United States
This cable television systems operator offers traditional and digital cable services to customers In the U.S.		Created from the merger of J.P. Morgan and The Chase Manahattan Corporation, this leading provider of consumer and wholesale financial services includes global, investment and private banking, trading, and information and transaction processing.
Consumer Products
Best Buy Company, Inc.*	United States	Julius Baer Holding Ltd., Zurich†	Switzerland
Operating throughout the U.S., Best Buy is a retailer of consumer electronics, home office equipment, entertainment software and appliances.		This parent company of Julius Baer Group provides private banking, institutional asset management, mutual funds, trading, brokerage and corporate finance internationally.
The Home Depot, Inc.	United States	Lehman Brothers Holdings, Inc.	United States
The largest home improvement chain in the U.S., Home Depot operates 1,000 stores offering more than 40,000 kinds of building materials, home improvement supplies and lawn and garden equipment.		An Investment banking firm, Lehman Brothers' world-wide activities include research services, corporate finance, merchant banking and securities sales, trading and underwriting.
Lowe's Companies, Inc.	United States	Northern Trust Corporation	United States
Lowe's Companies distributes lumber, home decorations, lights, and kitchen and bath items.		This holding company for Northern Trust Company attracts deposits and offers commercial and residential real estate, consumer and leasing loans.
Sony Corporation†	Japan	Skandia Forsakrings AB†	Sweden
Sony develops and manufactures consumer and industrial electronic equipment.		Skandia Forsakrings offers financial services and insurance and provides long-term savings vehicles, life and property/casualty insurance and loan and advisory services.
Wal-Mart Stores, Inc.	United States	Svenska Handelsbanken AB†	Sweden
Operating discount stores and supercenters as well as Sam's Clubs, Wal-Mart offers merchandise in the U.S., Canada, Argentina, Brazil, Germany, Mexico and Puerto Rico.		Providing services for corporate and private customers, this bank has 500 branches in Sweden. It is active elsewhere in Scandinavia, Europe, Asia, Australia and the U.S.
Diversified Operations		Medical
General Electric Company	United States	Abgenix, Inc.*	United States
General Electric (GE) develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, it offers a variety of financial services. GE owns the National Broadcasting Company (NBC).		This biopharmaceutical company develops antibody therapeutic products for the treatment of transplant-related diseases, inflammatory and autoimmune disorders and cancer.
Energy
Ballard Power Systems, Inc.*†	Canada	American Home Products Corporation	United States
This company develops, manufactures and markets zero-emission proton exchange membrane (PEM) fuel cells for use in transportation, electricity generation and portable products.		American Home Products discovers, develops, manufactures, distributes and sells branded and generic ethical pharmaceuticals, biologicals, nutritionals and crop and pest control products.
Capstone Turbine Corporation*	United States	Andrx Group*	United States
This company designs, assembles and sells Capstone MicroTurbinesTM for hybrid electric vehicle and distributed power generation markets worldwide.		Andrx Group formulates and commercializes oral controlled-release pharmaceuticals utilizing its proprietary drug delivery technologies.
Enron Corporation	United States	Bristol-Myers Squibb Company	United States
This company delivers both physical commodities and financial and risk management services to customers. Enron produces electricity and natural gas and develops, constructs and operates energy facilities worldwide.		This world-wide health and personal care company's products include consumer medicines, orthopedic devices. ostomy care, wound management, nutritional supplements, infant formulas and hair and skin products.
FuelCell Energy, Inc.*	United States	Chiron Corporation*	United States
FuelCell Energy develops and commercializes fuel cell power plants for electric power generation and has contracts to develop its fuel cells for alternative fuels and marine transportation applications.		Chiron's products include Proleukin, which is marketed as a treatment for metastatic renal cell carcinoma and metastatic melanoma. Other products treat cardiovascular and infectious diseases.
Power-One, Inc.*	United States	CuraGen Corporation*	United States
Power-One designs and manufactures power supplies for electronic equipment used in the communications, automatic test equipment, medical equipment and industrial industries.		CuraGen's fully-integrated genomics technologies, processes and information systems generate information about gene expression, biological pathways and the potential drugs that affect these pathways.
Financial Services
American International Group, Inc.	United States	Eli Lilly and Company	United States
Through its subsidiaries, American International Group writes property/casualty and life insurance and provides financial services throughout the world.		This company discovers, develops, manufactures and sells pharmaceutical products such as Prozac and Darvon, anti-infectives such as Ceclor, cardiovascular agents, oncology and animal health products around the world.
Axa†	France	Genentech, Inc.*	United States
Axa provides insurance, reinsurance, financial and real estate services in Europe, Asia, Africa and North America.		Genentech markets biotechnology products in the U.S., and is involved in the discovery, development, manufacturing and marketing of human pharmaceuticals.
The Bank of New York Company, Inc.	United States	GlaxoSmithKline PLC*†	United Kingdom
Bank of New York, through its susidiaries, provides a wide range of banking and financial services to corporations and individuals throughout the world.		GlaxoSmithKline researches, develops, manufactures and markets pharmaceuticals worldwide.
		Human Genome Sciences, Inc.*	United States
This company's products predict, prevent, detect, treat and cure diseases based on the discovery of human and microbial genes.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Earnings Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering these investments. Your financial professional will be happy to answer any questions you may have.

  There can be no assurance that either Portfolio will meet its objective. These Portfolios are designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation or current income.
  The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile. Interest rate increases could also adversely affect the value of these Portfolios.
  A substantial portion of the stocks in each Portfolio are of foreign issuers and can involve special risks including higher price volatility and currency fluctuations.
  These Portfolios are concentrated in stocks in the technology sector, which may involve special risks.

Tax Reporting

By holding these Funds for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%). Your taxable income is expected to include foreign withholding taxes. However, on the Growth Portfolio, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Growth Portfolios, if available, (not on the Growth & Income Portfolio) certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%

Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

	Estimated Operating Expenses	Estimated Organization Cost Per 1,000 Units

Growth Portfolio	$3.49	$1.48
Growth and Income Portfolio	$3.82	$1.18

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Maximum Sales Charge Will Be:‡

Less than $50,000	1.00%
$50,000 to $99,999	0.75
$100,000 to $249,999	0.25
$250,000 to $999,999	0.00

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

‡ These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.
Capitalize On Baby Boom Trends Today!

You can get started in either Baby Boom Economy Portfolio with $250. These Funds are eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of traditional charges. Call your financial professional to learn how the Baby Boom Economy Portfolios may help to meet your personal investment goals and how they may be appropriate for your IRA account. You may request a free prospectus on either Portfolio, containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.